SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:

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[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                             Salisbury Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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



                             SALISBURY BANCORP, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 16, 2007

                                TABLE OF CONTENTS

                                                                            Page
NOTICE OF ANNUAL MEETING
         INTRODUCTION.........................................................4
OUTSTANDING STOCK AND VOTING RIGHTS...........................................4
SECURITY OWNERSHIP OF MANAGEMENT
     AND RELATED SHAREHOLDER MATTERS..........................................5
         Equity Compensation Plan Information.................................6
         Executive Officers...................................................6
         Principal Shareholders of the Company................................6
PROPOSAL 1 - ELECTION OF DIRECTORS............................................7
         Nominees and Board of Directors and Director Independence............7
CORPORATE GOVERNANCE..........................................................9
         Committees of the Board of Directors.................................9
         Code of Ethics.......................................................11
         Directors' Attendance................................................11
         Board of Directors' Communications with Shareholders.................12
         Audit Committee Report...............................................12
         Human Resources and Compensation Committee Report....................13
EXECUTIVE COMPENSATION........................................................13
         Compensation Discussion and Analysis.................................13
                  Introduction................................................13
                  Compensation Philosophy.....................................13
                  Current Compensation........................................14
Post-Employment Compensation..................................................15
COMPENSATION OF EXECUTIVE OFFICERS............................................17
         Summary Compensation Table...........................................17
             Pension Benefits Table...........................................18
Potential Payments Upon Termination or Change in Control......................19
BOARD OF DIRECTOR COMPENSATION................................................21
         Director Compensation Table..........................................21
         Directors' Fees......................................................21
         Directors' Stock Retainer Plan.......................................21
         Certain Relationships and Related Transactions.......................22
         Indebtedness of Management and Others................................22
         Policies and Procedures for the Review, Approval or Ratification of
             Transactions with Related Persons................................22
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................22
PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF
     INDEPENDENT AUDITORS.....................................................23
PROPOSAL 3 - OTHER BUSINESS...................................................24
DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS..............................24
SHAREHOLDER INFORMATION.......................................................25
Appendix A - Audit Committee Charter..........................................26

                             SALISBURY BANCORP, INC.
                                5 BISSELL STREET
                                 P. O. BOX 1868
                          LAKEVILLE, CONNECTICUT 06039
                                 (860) 435-9801


                  NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2007

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Shareholders of Salisbury Bancorp, Inc. (the "Company"), will be held at 4:00 p.m. on Wednesday, May 16, 2007 at the Interlaken Inn, 74 Interlaken Road, in Lakeville, Connecticut, for the following purposes:

1. To elect three (3) Directors for a three (3) year term who, with the six (6) directors whose terms do not expire at this meeting, will constitute the full Board of Directors of the Company.

2. To ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2007.

3. To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

         Only those Shareholders of record at the close of business on the 23rd day of March, 2007 are entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. In order that you may be represented at the meeting, please complete, date, sign and mail promptly the enclosed proxy for which a postage-prepaid return envelope is provided.

                                           BY ORDER OF THE BOARD OF DIRECTORS OF
                                           SALISBURY BANCORP, INC.

                                           /s/  John F. Foley

                                           John F. Foley
                                           Secretary


April 16, 2007
Lakeville, CT

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE MEETING. ANY
----------------
PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY SHAREHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY BE REVOKED BY GIVING NOTICE TO JOHN F. FOLEY, SECRETARY OF THE COMPANY, IN WRITING PRIOR TO THE TAKING OF A VOTE.

                             SALISBURY BANCORP, INC.
                                5 BISSELL STREET
                               LAKEVILLE, CT 06039
                                 (860) 435-9801

                                 PROXY STATEMENT
                     FOR 2007 ANNUAL MEETING OF SHAREHOLDERS
                                  May 16, 2007

                                  INTRODUCTION

         The enclosed proxy card (the "Proxy") is solicited by the Board of Directors (the "Board of Directors") of Salisbury Bancorp, Inc. (the "Company"), for use at the 2007 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 16, 2007, at 4:00 p.m., at the Interlaken Inn, 74 Interlaken Road, Lakeville, Connecticut 06039, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth on the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") on or about April 16, 2007. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by the Company. In addition, proxies may be solicited by directors, officers and employees of the Company and Salisbury Bank and Trust Company (the "Bank") personally by telephone or other means. The Company will reimburse banks, brokers, and other custodians, nominees, and fiduciaries for their reasonable and actual costs in sending the proxy materials to the beneficial owners of the Company's common stock (the "Common Stock").

         If your shares are in a brokerage or fiduciary account, your broker or bank will send you a voting instruction form instead of a Proxy. Please follow the instructions on such form to instruct your broker or bank how to vote your shares. If you wish to attend the meeting and vote your shares in person, you must follow the instructions on the voting instructions form to obtain a legal proxy from your broker or bank.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         The Board of Directors has fixed the close of business on March 23, 2007 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 1,684,181 shares of the Company's Common Stock (par value $.10 per share) were outstanding and entitled to vote and held of record by approximately 733 Shareholders of Record. Each share of Common Stock is entitled to one vote on all matters to be presented at the Annual Meeting. Votes withheld, abstentions and broker non-votes are not treated as having voted in favor of any proposal and are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

         A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-prepaid if mailed in the United States.

         If the enclosed form of Proxy is properly executed and received by the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed, but unmarked proxies will be voted "FOR" Proposals 1 and 2 discussed in this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors and management do not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           RELATED SHAREHOLDER MATTERS

         The following table sets forth certain information as of March 23, 2007 regarding the number of shares of Common Stock beneficially owned by each director and executive officer of the Company and by all Directors and executive officers of the Company as a group.

                                                    Amount and Nature of
        Name of Beneficial Owner                  Beneficial Ownership (1)                  Percent of Class (2)
        ------------------------                  ------------------------                  --------------------
Louis E. Allyn, II                                        1,226 (3)                                 .07%
John R. H. Blum                                          15,925 (4)                                 .95%
Louise F. Brown                                           2,688 (5)                                 .16%
Richard J. Cantele, Jr.                                   3,006 (6)                                 .18%
Robert S. Drucker                                         7,578 (7)                                 .45%
John F. Foley                                             7,443 (8)                                 .44%
Nancy F. Humphreys                                        1,600 (9)                                 .10%
Holly J. Nelson                                           1,488 (10)                                .09%
John F. Perotti                                          11,354 (11)                                .67%
Michael A. Varet                                         66,246 (12)                               3.93%
----------------------------                           --------------                            -------
(All Directors and Executive                            118,714                                    7.04%
Officers of the Company as a
group of (10) persons)

-----------------------
(1) The shareholdings also include, in certain cases, shares owned by or in trust for a director's spouse and/or children or grandchildren, and in which all beneficial interest has been disclaimed by the director.

(2) Percentages are based upon the 1,684,181 shares of the Company's Common Stock outstanding and entitled to vote on March 23, 2007. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise, has or shares voting power or investment power with respect to such security.

(3)      All shares are owned individually by Louis E. Allyn, II.

(4)      Includes 2,100 shares owned by John R. H. Blum's wife.

(5)      All shares are owned individually by Louise F. Brown.

(6) Includes 1,320 shares owned jointly by Richard J. Cantele, Jr. and his wife and 6 shares owned by Richard J. Cantele, Jr. as custodian for his daughter.

(7)      Includes 1,500 shares owned by Robert S. Drucker's wife.

(8) Includes 3,322 shares owned jointly by John F. Foley and his wife, 1,543 owned by his wife and 100 shares owned by John F. Foley as custodian for his children.

(9) Includes 1,000 shares owned jointly by Nancy F. Humphreys and her husband.

(10) Includes 6 shares owned by Holly J. Nelson as guardian for a minor child.

(11) Includes 9,514 shares owned jointly by John F. Perotti and his wife, 1,000 shares owned by his wife and 564 shares owned by his son, of which John F. Perotti has disclaimed beneficial ownership.

(12) Includes 18,540 shares which are owned by Michael A. Varet's wife and 18,546 shares which are owned by his children, of which Michael A. Varet has disclaimed beneficial ownership.

Equity Compensation Plan Information
------------------------------------

         The Company does not have any equity compensation plans pursuant to which equity securities are authorized for issuance for the compensation of executive officers. The Company has a Directors Stock Retainer Plan, which provides non-employee Directors with shares of the Company's common stock as a component of their compensation. Such Plan is discussed further under "Board of Director Compensation" below.

Executive Officers
------------------

         The following table sets forth the name and age of each Executive Officer, his principal occupation for the last five (5) years and the year in which he was first appointed an Executive Officer of the Company.

                                                                                          Executive Officer
         Name                         Age            Position                             of the Company since:
         ----                         ---            --------                             ---------------------
         John F. Perotti              60             Chairman and                                1998 (1)
                                                     Chief Executive Officer

         Richard J. Cantele, Jr.      47             President and                               2001 (2)
                                                     Chief Operating Officer

         John F. Foley                56             Chief Financial Officer,                    1998 (3)
                                                     Treasurer and Secretary

---------------
(1) Mr. Perotti is also the Chairman and Chief Executive Officer of the Bank and has been an Executive Officer of the Bank since 1982.

(2) Mr. Cantele is also the President and Chief Operating Officer of the Bank and has been an Executive Officer of the Bank since 1989.

(3) Mr. Foley is also the Chief Financial Officer and Treasurer of the Bank and has been an Executive Officer of the Bank since 1986.

Principal Shareholders of the Company
-------------------------------------

         Management is not aware of any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") who owns beneficially more than 5% of the Company's Common Stock as of the Record Date.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Certificate of Incorporation and Bylaws of the Company provide for a Board of Directors of not less than seven (7) members, as determined from time to time by resolution of the Board of Directors. The Board of Directors has set the number of directorships at nine (9). The Board of Directors of the Company is divided into three (3) classes as nearly equal in number as possible. Classes of directors serve for staggered three (3) year terms. A successor class is to be elected at each annual meeting of stockholders when the terms of office of the members of one class expire. Vacant directorships may be filled, until the expiration of the term of the vacated directorship, by the vote of a majority of the directors then in office. A plurality of votes cast in favor is necessary for the election of directors.

Nominees and Board of Directors and Director Independence
---------------------------------------------------------

         There are three (3) directorships on the Board of Directors which are up for election this year. The following individuals have been nominated to serve for a three (3) year term: Louis E. Allyn, II, Robert S. Drucker and Michael A. Varet. The three (3) nominees are presently members of the Board of Directors. Unless otherwise directed, the enclosed Proxy will be voted "FOR" such nominees. In the event any one or more nominees is unable or declines to serve (events which are not anticipated), the persons named in the Proxy may vote for some other person or persons.

         The following table sets forth certain information, as of March 23, 2007, with respect to the directors of the Company. All directors/nominees are considered "independent" within the meaning of the American Stock Exchange ("AMEX") independence standards with the exception of John F. Perotti and Richard J. Cantele, Jr., who are executive officers of the Company and the Bank.

                         NOMINEES FOR ELECTION FOR TERMS EXPIRING IN 2007
             Name                     Age            Position Held with          Director Since
             ----                     ---               the Company              --------------
                                                        -----------
Louis E. Allyn, II                    59                  Director                    2004
Robert S. Drucker                     65                  Director                    2004
Michael A. Varet                      65                  Director                    1998
                          CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2008
                          -----------------------------------------------
Louise F. Brown                       63                  Director                    1998
                                                      President, Chief
Richard J. Cantele, Jr.               47             Operating Officer,               2005
                                                          Director
Nancy F. Humphreys                    65                  Director                    2001

                                       7

                          CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2009
                          -----------------------------------------------
John R. H. Blum                       77             Presiding Director               1998
Holly J. Nelson                       53                  Director                    1998
                                                       Chairman, Chief
John F. Perotti                                      Executive Officer,
                                      60                  Director                    1998

         Presented below is additional information concerning the directors of the Company. Unless otherwise stated, all directors have held the position described for at least five (5) years.

         Louis E. Allyn, II has been a director of the Bank since 2004. He is President of Allyndale Corporation. Allyndale Corporation mines and processes limestone into a variety of agricultural and lawn and garden products that are distributed throughout southern New England and New York state.

         John R. H. Blum is a retired attorney and former Commissioner of Agriculture for the State of Connecticut. He has been a director of the Bank since 1995 and was elected Presiding Director in 2005. Prior to that, he was Chairman of the Board of Directors of the Company and the Bank since 1998.

         Louise F. Brown has been a director of the Bank since 1992 and is a partner in the law firm of Ackerly Brown, LLP.

         Richard J. Cantele, Jr. is President and Chief Operating Officer of the Company and the Bank. Prior to that he served as Executive Vice President, Treasurer and Chief Operating Officer of the Bank and Secretary of the Company. He has been a director of the Bank since 2005.

         Robert S. Drucker has been a director of the Bank since 2004. He is proprietor of Bob's Clothing and Barrington Outfitters.

         Nancy F. Humphreys has been a director of the Bank since 2001. She retired from Citigroup New York, Citibank in February of 2000 as Managing Director and Treasurer of Global Corporate Investment Bank North America.

         Holly J. Nelson has been a director of the Bank since 1995. She is a member of Horses North, LLC, a tour operator, and is a member in Oblong Property Management, LLC.

         John F. Perotti is Chairman and Chief Executive Officer of the Company and the Bank. Prior to that he served as President and Chief Executive Officer of the Company and the Bank, Executive Vice President and Chief Operating Officer of the Bank and prior to that, he was Vice President and Treasurer of the Bank. He has been a director of the Bank since 1985.

         Michael A. Varet is a partner in the law firm of DLA Piper US LLP. Mr. Varet has been a director of the Bank since 1997.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT THREE (3) NOMINEES TO THE BOARD OF DIRECTORS FOR A TERM OF THREE (3) YEARS. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE AT THE MEETING. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

                              CORPORATE GOVERNANCE
                              --------------------

Committees of the Board of Directors
------------------------------------

         The Board of Directors met thirteen (13) times during the year 2006, and has various committees including an Executive Committee, Human Resources and Compensation Committee, Nominating and Governance Committee and an Audit
Committee. The members of the committees are appointed by the Board of Directors.

Executive Committee

         The Executive Committee has general supervision over the affairs of the Company between meetings of the Board of Directors. The members of the Executive Committee include Louis E. Allyn, II, John R. H. Blum, Louise F. Brown, John F. Perotti, and Michael A. Varet. The Executive Committee did not meet separately from the Board during the year 2006.

Human Resources and Compensation Committee

         The Human Resources and Compensation Committee is responsible for reviewing the Company's general compensation strategy; establishing salaries and reviewing benefit programs, including pensions and incentive compensation plans; and advising the Board of Directors and making recommendations with respect to such plans. In particular, the Committee reviews and approves the Company's Compensation strategies and objectives, reviews and makes recommendations to the Board for its approval regarding executive compensation, administers incentive plans and reviews and makes recommendations to the Board regarding general employee pension benefit plans and other benefit plans on an as needed basis. The Company strives for pay packages that are fair. In determining whether compensation of such officer is fair, the Committee considers each component of compensation including salary and bonus, stock compensation, amounts to be received from any deferred compensation, severance, perquisites or other. In establishing levels of compensation, the Committee endeavors to take into consideration an individual's performance, level of expertise, responsibilities, length of service, and comparable levels of compensation paid to executives of other companies of comparable size and development within the industry. No individual executive may participate in the review, discussion or decision of the Committee regarding his or her compensation. The Committee uses the services of Clark Consulting to provide an external annual analysis of executive compensation. The members of the Committee include Louis E. Allyn, II, Nancy F. Humphreys, Holly J. Nelson and Michael A. Varet, all of whom are independent in accordance with the AMEX independence standards. The Committee met nine (9) times during the year 2006. A copy of the Committee's Charter, which the Committee and Board review and assess at least annually, is available on the Company's website at www.salisburybank.com.

Compensation Committee Interlocks and Insider Participation

         No person who served as a member of the Human Resources and Compensation Committee during 2006 was a current or former officer or employee of the Company or any of its subsidiaries or, except as disclosed below, engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2006, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.


         From time to time, the Company makes loans to its directors and executive officers and related persons and entities for the financing of homes, as well as home improvement, consumer and commercial loans. It is the belief of management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features.

Nominating and Governance Committee

         The Nominating and Governance Committee is responsible for assisting the Board of Directors in identifying and evaluating potential nominees for director and recommending qualified nominees to the Board for consideration. The Nominating and Governance Committee selects the director nominees to stand for election at the Company's annual meetings of shareholders. The Nominating and Governance Committee's process for identifying and evaluating nominees for director, including nominees recommended by shareholders, has historically operated informally and without any differences in the manner in which nominees recommended by shareholders are evaluated. However, the Company's Bylaws provide that if the Committee or Board proposes a nominee age 72 or greater, then such nomination requires two-thirds approval by the full Board.

         The Nominating and Governance Committee and the Board of Directors consider factors such as those summarized below in evaluating director candidates and believe that the Company's Bylaws, Nominating and Governance Committee Charter and the qualifications and considerations such as those enumerated below provide adequate guidance and flexibility in evaluating candidates.

      o Sound business judgment and financial sophistication in order to understand the Company's financial and operating performance and to provide strategic guidance to management.
      o  Business management experience.
      o  Integrity, commitment, honesty and objectivity.
      o A general familiarity with (i) prudent banking principles; (ii) bank operations/technology; (iii) pertinent laws, policies and regulations;
         (iv) markets and trends affecting the financial services industries; and (v) local economic and business opportunities.
      o Strong communication skills in order to function effectively with the Company's constituencies.
      o A financial interest in the Company as a shareholder. However, generally, candidates should not have relationships with the Company or the Bank which would disqualify the candidate from being considered independent.
      o Generally, candidates should be involved in philanthropic, education, business or civic leadership positions.
      o Generally, candidates should be familiar with the geographic areas served by the Company.
      o Candidates should evidence a willingness and commitment to devote sufficient time and energy to prepare for and attend Board and
         Committee meetings and to diligently perform the duties and responsibilities of service as a director.
      o Candidates should not have interests which conflict with those of the Company or the Bank.

         The Company has not paid a fee to any third party or parties to identify or assist in identifying or evaluating potential nominees. The Board and Nominating and Governance Committee does not discriminate on the basis of sex, race, color, gender, national origin, religion or disability in the evaluation of candidates.

         A copy of the Company's written Nominating and Governance Committee Charter is available on the Company's website at www.salisburybank.com.
                                                 ---------------------

         The members of the Nominating and Governance Committee are Louis E. Allyn, II, John R. H. Blum and Louise F. Brown. All such members are "independent" in accordance with the independence standards of AMEX. The Committee met two (2) times during the year 2006. All nominees for elections as directors at the 2007 Annual Meeting were nominated by the Nominating and Governance Committee and the Board of Directors.

Audit Committee

         Subject to the Audit Committee Charter,  attached hereto as Appendix A,
                                                                     ----------
the Audit Committee provides assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to appoint the independent auditors for the Company and to maintain free and open means of communication between the directors, the independent auditors, the internal auditors and the financial management of the Company.

         The responsibilities of the Audit Committee are governed by the Company's Audit Committee Charter which was adopted by the Company's Board of Directors. Its members are Louis E. Allyn, II, Louise F. Brown, Nancy F. Humphreys, Holly J. Nelson and Michael A. Varet. The Audit Committee met seven
(7) times during the year 2006. As of the date of this Proxy Statement, each of the members of the Audit Committee is an "independent director" in accordance with the listing standards of the AMEX. While no member of the Audit Committee qualifies as an "audit committee financial expert" as such term is defined by federal securities laws and regulations, the Board of Directors believes the members of the Audit Committee bring diverse educational, business and professional experience that is beneficial to the audit committee function of the Company and the Bank and enables the Audit Committee to fulfill its responsibility.

Code of Ethics
--------------

         The Company has adopted a Code of Ethics that applies to the Company's Chief Executive Officer and Chief Financial Officer. A copy of such Code of Ethics is available upon request, without charge, by writing to John F. Foley, Chief Financial Officer and Secretary, Salisbury Bank and Trust Company, 5 Bissell Street, P. O. Box 1868, Lakeville, Connecticut 06039.

Directors' Attendance
---------------------

         During 2006 no Director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Company's Board of Directors which he/she was entitled to attend, and (2) the total number of meetings held by all committees of the Company's Board of Directors on which he/she served. The Company does not maintain an attendance policy for Directors at the Company's annual meetings, but encourages all Directors to do so. All Directors of the Company attended the Company's annual meeting on May 10, 2006.

Board of Directors' Communications with Shareholders
----------------------------------------------------

         The Company's Board of Directors does not have a formal process for shareholders to send communications to the Board. However, the volume of such communications has historically been de minimus. Accordingly, the Board considers the Company's informal process to be adequate to address the Company's needs. Historically, such informal process has functioned as follows: the recipient of a shareholder communication would forward it to the Chairman and Chief Executive Officer for appropriate discussion by the Board and the formulation of an appropriate response. Shareholders may forward written communications to the Board by addressing such comments to the Board of Directors of Salisbury Bancorp, Inc., 5 Bissell Street, P. O. Box 1868, Lakeville, Connecticut 06039.

Audit Committee Report
----------------------

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2006 with management and has discussed the matters that are required to be discussed by SAS 61 with Shatswell, MacLeod & Company, P.C. (the Company's independent auditors) ("Shatswell").

         The Audit Committee has received the written disclosures and the letter from Shatswell required by Independence Standards Board Standard No. 1 and has discussed Shatswell's independence with respect to the Company with Shatswell.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.

Salisbury Bancorp, Inc. Audit Committee

Michael A. Varet, Chairman
Louis E. Allyn, II
Louise F. Brown
Nancy F. Humphreys
Holly J. Nelson

         The foregoing Report of the Company's Audit Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

Human Resources and Compensation Committee Report
-------------------------------------------------

         The Compensation Committee has reviewed and discussed with management the Company's Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussions, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement. The Compensation Discussion and Analysis is incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

Salisbury Bancorp, Inc. Human Resources and Compensation Committee

Holly J. Nelson, Chair
Louis E. Allyn, II
Nancy F. Humphreys
Michael A. Varet

         The foregoing Report of the Company's Human Resources and Compensation Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

                             EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
------------------------------------

Introduction

         The Human Resources and Compensation Committee of the Company's Board of Directors (the "Compensation Committee") makes decisions relating to components of compensation for the Company's executive officers, including the Chief Executive Officer, the President and Chief Operating Officer and the Chief Financial Officer (the "Named Executive Officers"). The components of compensation include:

     o   base salary
     o   annual cash incentive bonuses
     o   post employment compensation
     o   other benefits

Compensation Philosophy

         The Compensation Committee makes decisions and recommendations relating to Company compensation, consistent with the intent to use compensation as a tool to recruit, retain and reward top talent that is essential to the ultimate success of the Company. The Compensation Committee has conducted a comprehensive review of executive compensation programs to evaluate whether its programs are aligned with the elements of its compensation philosophy and strategy, as well as with the interests of shareholders. Such review included a review of the external market environment for executive compensation. In recent years Clark Consulting has provided this external annual analysis of banking industry executive compensation comparisons to the Compensation Committee. Clark Consulting compiles executive compensation data of nearly 2,100 bank clients across the nation. In addition, Clark Consulting has built a data base with information from professionals in Massachusetts, Rhode Island, Connecticut and New York that includes 181 banks and financial institutions. They have provided human resource and compensation strategy management to region banks since 1969. The analysis provides comprehensive data needed to assess the competitiveness of the Company's compensation plan, as well as information needed to evaluate the plan's effectiveness.

         When making compensation decisions, the Compensation Committee takes many factors into account, including the Named Executive Officer's performance, tenure and experience, the performance of the Company overall, as well as the historical compensation of executive officers. In addition, the Compensation
Committee considers the performance of the Company and the executive's contribution to that performance. All decisions relating to the Named Executive Officer's compensation are made by the Compensation Committee in executive session, without management present. The Committee then makes recommendations to the Board for final approval.

         The Company, with the review of the Compensation Committee, offers various types of compensation for its Named Executive Officers. The Committee offers various types of compensation to achieve and balance various Company goals and remain competitive with other financial institutions. The Company's goals include recruiting, and retaining highly talented employees, motivating those employees to achieve improved results, and connecting Named Executive Officers interests with the Company's shareholders' interests in order to induce long term commitment to the Company through the provision of financial security in retirement and in the event of a change in control of the Company.

Current Compensation

Base Salary - The Company provides a significant portion of compensation through an annual salary which is reviewed annually by the Compensation Committee. The Compensation Committee believes that providing competitive base salary levels is important in recruiting and retaining top talent, as the salary levels are often the initial point of consideration in a compensation package. The Compensation Committee also believes salary is important to provide any Named Executive Officers with a steady and predictable source of income for them and for their families' basic living needs. In setting the salaries of the Named Executive Officers for 2006 and 2007, the Compensation Committee reviewed the Company's financial performance as measured by earnings, asset growth, and overall financial soundness. Additional considerations were the Named Executive Officers individual's performance, responsibilities, continued involvement in community affairs, length of service to the Company as well as external market data relating to executive compensation of comparable institutions. The Named Executive Officers received merit increases ranging from .5% to 3.5% for the year 2007. After reviewing external market compensation data the Compensation Committee granted market adjustments to the base salaries of the Named Executive Officers ranging from 1.5% to 3.8%.

Cash Incentive Bonus - The Compensation Committee considers it important to offer financial incentives to achieve Company performance goals. These financial incentives are discretionary and are generally granted based on the extent to which the Company achieves annual performance objectives as established by the Board of Directors. Bonuses are generally accrued throughout the year and paid early in the next year. The Company does not have a plan in place that grants long-term equity awards to Named Executive Officers. In connection with the annual incentive compensation, the Compensation Committee set the incentive compensation for the Named Executive Officers as a percentage of base salary. For the year 2006, the cash incentive bonuses earned for the Named Executive Officers were as follows:

           John F. Perotti                    10%               $20,892
           Richard J. Cantele, Jr.            11%               $15,924
           John F. Foley                       9%               $ 9,047

Post-Employment Compensation

Retirement Plans - The Company has a package of post-employment compensation plans in place that include Company-only funded benefits as well as employee contribution benefits. The combination of plans allows the Company to offer its employees, including the Named Executive Officers, post-employment compensation as incentive to remain with the Company. The Company's decisions regarding post-employment compensation reflect external market comparisons to ensure alignment of plans with the broader market. The Company maintains a non-contributory tax qualified Defined Benefit Pension Plan, a Supplemental Retirement Agreement for the Company's CEO, a 401(k) Retirement Plan and a Change in Control Plan.

Defined Benefit Pension Plan - The Bank maintains a non-contributory defined benefit pension plan for officers and other salaried employees of the Bank who become participants after attaining age 21 and completing one (1) year of service, and were hired prior to October 1, 2006. The plan was adopted in January 1953. The Named Executive Officers are participants in this plan.

         Pension benefits are based upon the annual average of an employee's total compensation for the five (5) consecutive plan years of employment during which the employee's compensation was the greatest and during which he or she was a participant. The amount of the annual benefit is 2% of average salary offset by .65% of the social security wage base per year of service (to a maximum of 25 years) plus one-half of 1% of average salary for each year of service over 25 years (to a maximum of ten years). This benefit formula may be modified to conform to the pension laws. Internal Revenue Code Section 401(a)
(17) limits earnings used to calculate qualified plan benefits to $220,000 for 2006.

         In September of 2006, a "soft-freeze" was approved by the Board of Directors eliminating new participation in the Plan. All employees hired on or after October 1, 2006 are excluded from participation in the Defined Benefit Pension Plan. Eligible employees hired prior to October 1, 2006 will continue receiving the benefit as outlined in the Plan.

Supplemental Retirement Agreement - John F. Perotti, Chairman and CEO, has a supplemental retirement arrangement that has been in effect since 1994.
Following his disability or retirement, Mr. Perotti will receive monthly payments of $1,250 (adjusted annually to reflect the lesser of a five percent (5%) increase or "The Monthly Consumer Price Index for All Urban Consumers, United States City Average, All Items" published by the Bureau of Labor
Statistics) for a period of ten (10) years. The supplemental retirement agreement includes provisions that would prevent Mr. Perotti from working for a competitor in the proximity of the Bank.

401(k) Plan - The Bank offers a 401(k) profit sharing plan to all salaried employees. The Named Executive Officers participate in this plan. The plan was adopted in 2000. Each plan year, the Bank will announce the amount of the matching contributions, if any. Any match will be approved and authorized by the Board of Directors, only after an audit of year-end financials is complete. The amount of the matching contributions is directly related to the employees' 401(k) salary deferral contribution. For the plan year that began January 1, 2006, all eligible participants received a matching contribution equal to fifty percent (50%) of the first four percent (4%) of the employees' salary deferral. All contributions to the plan must pass various discrimination tests. The amounts of contributions approved by the Compensation Committee and paid to the Named Executive Officers in 2006 are shown in the other compensation column of the Summary Compensation Table. The Bank's match of contributions for the year 2006 and paid in February 2007 totaled $92,979. The amounts of contributions paid to the Named Executive Officers are as follows: Mr. Perotti, $5,027; Mr. Cantele, $3,544; and Mr. Foley, $2,282.

         In September of 2006, a "soft-freeze" was approved eliminating new participation in the Plan. All employees hired on or after October 1, 2006 are excluded from participation in the Defined Contribution Plan with the fifty percent (50%) of the first four percent (4%) formula. An enhanced 401(k) matching formula was approved for eligible participants hired on or after October 1, 2006 that equals a one-hundred percent (100%) matching contribution of up-to the first six percent (6%) of the employees' salary deferral. Eligible employees hired prior to October 1, 2006 will continue receiving the benefit as outlined in the pre-October 1, 2006 Plan. Currently there are no Named Executive Officers participating in this plan.

Change in Control Agreements - The Company has Change in Control Agreements with the Named Executive Officers and certain other key officers. The agreements are not employment agreements and do not provide any assurances of continued employment. The Company recognizes that a change in control can create uncertainty for its employees that may result in loss or distraction of executives during a critical period. As a result, the Company adopted a Change in Control Agreement as a mechanism to retain executives and their critical capabilities to enhance and protect the best interests of the Company and its shareholders during a change in control environment, or threatened change in control. The agreements provide that if following a "change in control" of the Company or Bank, any of the Named Executive Officers and other key officers is terminated, involuntarily reassigned more than fifty (50) miles from Lakeville, Connecticut, or has an involuntary reduction in compensation, duties or responsibilities, he or she will be entitled to a lump sum payment equal to his or her twelve (12) month compensation based upon the most recent aggregate base salary paid to the Named Executive Officers and other key officers in the twelve
(12) month period immediately preceding the date of change in control and benefits are continued for twelve (12) months. In no event shall any such payments be made in an amount which would cause them to be deemed non-deductible to the Bank by any reason of operation of Section 280G of the Internal Revenue Code.

Bank Owned Life Insurance (BOLI) - In 2004, the Bank purchased supplemental life insurance to insure the lives of certain officers of the Bank. The Named Executive Officers participate in this insurance plan. By way of a separate split-dollar agreement, the policy interests are divided between the Bank and the insured's beneficiary. The Bank owns the policy cash value, which includes all accumulated policy earnings. A portion of the policy net death benefit, over and above the cash value, is assigned to the insured's beneficiary. The plan provides a tax free benefit to the participant's beneficiary and provides the Bank with a financing strategy that may generate additional earnings to offset benefit plan expenses.

Other Benefits - Named Executive Officers qualify for the same group health, life, and dental insurance benefits as other full time employees of the Company. The Compensation Committee believes that these insurance benefits are generally important to address market conditions and recruit and retain qualified employees. In addition, the Company has in place a long term disability insurance plan for the Named Executive Officers. The amounts of these insurance benefits for Mr. Perotti during 2006 are $17,304. The amounts for Mr. Cantele are $14,909. The amounts for Mr. Foley are $14,431.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table provides certain information regarding the compensation paid to the Named Executive Officers of the Company for services rendered in all capacities during the fiscal year ended December 31, 2006. All compensation expense was paid by the Bank.

                                            Summary Compensation Table

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal    Year    Salary       Bonus     Stock     Option       Non-Equity      Change in      All Other      Total ($)
     Position                   ($)         ($)       Awards     Awards      Incentive       Pension      Compensation
                                                       ($)        ($)          Plan           Value           ($)
                                                                           Compensation        ($)
                                                                                ($)
        (a)           (b)       (c)         (d)        (e)        (f)           (g)          (h)(3)          (i)(4)          (j)
------------------------------------------------------------------------------------------------------------------------------------
John F. Perotti -    2006    $208,910   $40,000(1)                                          $94,300        $22,800       $386,902
Chairman and Chief                       20,892(2)
Executive Officer

------------------------------------------------------------------------------------------------------------------------------------
Richard J.           2006     144,768    30,000(1)                                           31,300         18,603        210,595
Cantele, Jr. -                           15,924(2)
President and
Chief Operating
Officer

------------------------------------------------------------------------------------------------------------------------------------
John F. Foley -      2006     100,839    12,063(1)                                           41,400         16,845        180,194
Chief Financial                           9,047(2)
Officer, Treasurer
& Secretary
------------------------------------------------------------------------------------------------------------------------------------

         (1) Column (d) - cash incentive bonus earned in 2005 but was paid in 2006.

         (2) Column (d) - cash incentive bonus earned in 2006 but was paid in 2007.

         (3)      Column  (h)  -   assumptions   for  change  in  pension  value
                  (12/31/2005 & 12/31/2006 Fiscal Year End assumptions):

                  Discount rate: 6.00%

                  Mortality  table:   RP2000 Healthy  Annuitant  Table projected
                                      to 2015 - used for postretirement only; no
                                      preretirement   mortality  assumption  was
                                      included.

--------------------------------------------------------------------------------
                                                       Contributions to Defined
                          Change in Pension Value         Contribution Plans
                        --------------------------------------------------------
                        Qualified    SERP    Total   Qualified     SERP    Total
                        ---------    ----    -----   ---------     ----    -----
        John F. Perotti   $94,300     $0    $94,300      $ --       $0       $0
Richard J. Cantele, Jr.    31,300      0     31,300        --        0        0
          John F. Foley    41,400      0     41,400        --        0        0
--------------------------------------------------------------------------------

(4) Column (i) - includes: Mr. Perotti - $5,496 401 (k) matching contributions and $17,304 insurance premiums; Mr. Cantele - $3,692 401(k) matching contributions and $14,911 insurance premiums; and Mr. Foley - $2,413 401(k) matching contributions and $14,432 insurance premiums.
Agreements

         The Company has no employment agreements with the Named Executive Officers. However, the Company has entered into Change in Control Agreements with each Named Executive Officer, which become effective upon the consummation of a change in control of the Company at which point the Agreements have a twelve (12) month term. More information regarding such Change in Control Agreements, as well as other post-employment compensation arrangements, are provided below under "Potential Payments Upon Termination or Change in Control."

                                       Pension Benefits Table

----------------------------------------------------------------------------------------------
           Name                   Plan Name            Number of       Present      Payments
                                                    Years Credited    Value of     During Last
                                                        Service      Accumulated   Fiscal Year
                                                          (#)          Benefit         ($)
                                                                         ($)

           (a)                        (b)                 (c)           (d)(1)         (e)
----------------------------------------------------------------------------------------------
John F. Perotti          Salisbury Bank & Trust           34          $813,200         $0
                         Company Employees' Defined
                         Benefit Pension Plan

                         ---------------------------------------------------------------------

Richard J. Cantele, Jr.  Salisbury Bank & Trust           26           263,000          0
                         Company Employees' Defined
                         Benefit Pension Plan

                         ---------------------------------------------------------------------

John F. Foley            Salisbury Bank & Trust           25           275,200          0
                         Company Employees' Defined
                         Benefit Pension Plan

----------------------------------------------------------------------------------------------

(1)      Column  (d)  -  assumptions   for  calculating  the  Present  Value  of
         Accumulated Benefit:

         Discount rate: 6.00%

         Mortality table:  RP2000  Healthy  Annuitant  Table projected to 2015 -
                           used  for   postretirement   only;  no  preretirement
                           mortality assumption was included.

Defined Benefit Pension Plan - The Bank maintains a non-contributory defined benefit pension plan for officers and other salaried employees of the Bank who become participants after attaining age 21 and completing one (1) year of service, and were hired prior to October 1, 2006. The Named Executive Officers are participants in this plan.

         Pension benefits are based upon the annual average of an employee's total compensation for the five (5) consecutive plan years of employment during which the employee's compensation was the greatest and during which he or she was a participant. The amount of the annual benefit is 2% of average salary offset by .65% of the social security wage base per year of service (to a maximum of 25 years) plus one-half of 1% of average salary for each year of service over 25 years (to a maximum of ten years). This benefit formula may be modified to conform to the pension laws. Internal Revenue Code Section 401(a)
(17) limits earnings used to calculate qualified plan benefits to $220,000 for 2006.

         In September of 2006, a "soft-freeze" was approved by the Board of Directors eliminating new participation in the Plan. All employees hired on or after October 1, 2006 are excluded from participation in the Defined Benefit Pension Plan. Eligible employees hired prior to October 1, 2006 will continue receiving the benefit as outlined in the Plan.

Potential Payments Upon Termination or Change in Control

         Pursuant to the Change in Control Agreements between the Company and each of the Named Executive Officers, each executive is eligible to receive payments and other benefits, subject to certain conditions described below, in the event the executive is terminated, involuntarily reassigned more than fifty
(50) miles for Lakeville, Connecticut, or has an involuntary reduction in compensation, duties or responsibilities during the twelve (12) month period following a change in control.

         For purposes of the Agreements, a "Change in Control" means the occurrence of one or more of the following events:

         a. any "person" (as such term is used in Section 13 (d) and 14(d) (2) of the Exchange Act becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company, in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company or the Bank representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company or the Bank; or

         b persons, who as of the Effective Date, constituted the Company's Board of Directors (the "Incumbent Board") cease for any reason including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Company's Board of Directors, provided that any person becoming a director of the Company subsequent to the Effective Date whose election was approved by at least a majority of the directors then comprising the Incumbent Board shall for purposes of this Section 2(b), be considered a member of the Incumbent Board; or

         c. the Board of Directors of the Company for reasons other than a substantial decline in the earnings and/or stock price or multiple or similar indications of economic or financial duress, approve a merger or consolidation of Salisbury Bancorp, Inc. or the Bank with any other corporation of other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

         d. the Board of Directors approve a plan of complete liquidation of the Company or the Bank or an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company or the Bank.

         The circumstances in which and the estimated amounts to be paid to the Named Executive Officers under the Agreements are as follows:

         a. If, the Executive's employment with the Bank terminates or is reassigned, (except for removal by an agency acting with proper jurisdiction, or by a board of directors for cause or as a result of death, retirement or disability) then the Bank and/or its successor shall continue to pay the Executive in accordance with the Bank's then existing payroll policies for the balance of the twelve (12) month period following the change in control at a rate equal to the Executive's annual compensation based upon the most recent aggregate base salary paid to the Executive in the twelve (12) month period immediately preceding his or her termination or reassignment;

         b. In the event the Executive should obtain other employment or be compensated for services rendered to any depository or lending institution, then any payments provided for in the agreements shall be reduced by any compensation earned by the Executive as the result of employment or consulting after the Date of Termination or Reassignment.

         c. It is the intention of the parties to the Agreements that no payments by the Bank to or for the Executive's benefit under the Agreements shall be non-deductible to the Bank by reason of the operation of Section 280G of the Internal Revenue Code. Accordingly, if by reason of the operation of said
Section 280G of the Internal Revenue Code, any such payments exceed the amount that can be deducted by the Bank, the amount of such payments shall be reduced to the maximum that can be deducted by the Bank. To the extent that payments in excess of the amount that can be deducted by the Bank have been made to and for the Executive's benefit, they shall be refunded with interest at the applicable rate provided under Section 1274(d) of the Internal Revenue Code, or at such other rate as may be required in order that no such payment to or for the Executive's benefit shall be non-deductible pursuant to Section 280G of the Internal Revenue Code. Any payments made under the agreements that are not deductible by the Bank as result of losses that have been carried forward by the Bank for Federal tax purposes, shall not be deemed a nondeductible amount.

         Assuming a December 31, 2006 termination event, the aggregate value of payments and benefits to which each Named Executive Officer would be entitled in the event the executive terminates employment would be as follows:

           Name             Salary Payments and   Benefit and Health
                                   Bonus               Programs          Total
                                    ($)                   ($)             ($)
John F. Perotti                   $208,915              $27,508        $236,423
Richard J. Cantele, Jr.           $144,768              $16,230        $160,998
John F. Foley                     $100,526              $18,536        $119,062

         Additional information regarding Post-Employment Compensation is set forth in the Compensation Discussion and Analysis portion of this Proxy Statement.


                                            BOARD OF DIRECTOR COMPENSATION

                                             Director Compensation Table

                                                                                      Change in
                                                                                    Pension Value
                                                                                  and Nonqualified
                                                                     Non-Equity       Deferred
                               Fees Earned or    Stock     Option  Incentive Plan   Compensation      All Other
            Name                Paid in Cash     Awards    Awards   Compensation      Earnings       Compensation    Total
                             ($)(1)(2)(3)(4)(5)  ($)(6)     ($)          ($)             ($)             ($)          ($)
Louise E. Allyn, II               $20,450        $4,560     $0           $0              $0               0         $25,010
John R. H. Blum                    43,350        4,560       0            0               0               0          47,910
Louise F. Brown                    20,100        4,560       0            0               0               0          24,660
Richard J. Cantele, Jr.                 0            0       0            0               0               0               0
Robert S. Drucker                  21,150        4,560       0            0               0               0          25,710
Nancy F. Humphreys                 23,250        4,560       0            0               0               0          27,810
Holly J. Nelson                    21,700        4,560       0            0               0               0          26,260
John F. Perotti                         0            0       0            0               0               0               0
Michael A. Varet                   21,600        4,560       0            0               0               0          26,160


---------------
     (1)  All directors' fees are paid in cash.
     (2) As officers of the Company and Bank, Directors Cantele and Perotti received no compensation.
     (3) Includes $25,000 paid to Director Blum for his services as Presiding Director.
     (4) Includes $3,000 paid to Director Nelson for her services as Chairperson of the Human Resources and Compensation Committee.
     (5) Includes $5,000 paid to Director Varet for his services as Chairman of the Audit Committee.
     (6) Represents 120 shares of the Company's common stock on May 9, 2006 valued at $38.00 per share.

Directors' Fees
---------------

         During 2006, each Director received an annual retainer of $4,000. In addition, Directors received $500 for each Board of Directors meeting attended and $350 for each committee meeting attended. Directors Cantele and Perotti received no additional compensation for their service as Directors or members of any Board committee during 2006.

Directors' Stock Retainer Plan
------------------------------

         The shareholders of the Company voted to approve the Directors Stock Retainer Plan of Salisbury Bancorp, Inc. (the "Plan") at the 2001 Annual Meeting of Shareholders. The Plan provides non-employee Directors of the Company with shares of Common Stock as a component of their compensation for services as non-employee directors. The maximum number of shares of Common Stock that may be issued pursuant to the Plan is 15,000. Each year a grant under the Plan consisting of 120 shares of Common Stock for each non-employee Director who served for twelve months and a prorated number of shares to reflect the number of months served for any new non-employee Director. On May 10, 2006, 840 shares were issued pursuant to the Plan. The next grant date under the Plan will immediately precede the Annual Meeting which is to be held on May 16, 2007, and will be in the amount of 120 shares per director. All such issuances shall be exempt from registration under the Securities Act of 1934, as amended pursuant to Section 3(a)(2) and Section 4(2), as they are transactions by a bank not involving any public offering.

Certain Relationships and Related Transactions
----------------------------------------------

         The Company and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with certain Directors, officers, principal shareholders and their associates on substantially the same terms as those available for comparable transactions with others.

Indebtedness of Management and Others
-------------------------------------

         Some of the Directors and executive officers of the Company and the Bank, as well as firms and companies with which they are associated, are or have been customers of the Bank, and as such, have had banking transactions with the Bank. As a matter of policy, loans to Directors and executive officers are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         Since January 1, 2006, the highest aggregate outstanding principal amount of all loans extended by the Bank to its Directors, executive officers and all associates of such persons as a group was $1,658,450, representing an aggregate principal amount equal to 3.74% of the equity capital accounts of the Bank.

Policies and Procedures for the Review, Approval or Ratification of Transactions
--------------------------------------------------------------------------------
with Related Persons
--------------------

         Pursuant to the Company's written Code of Ethics and Conflicts of Interest Policy, all business dealings and transactions between the Company and its officers, directors, principal shareholders and employees or their related interests, must be conducted in an arm's-length fashion. Any consideration paid or received by the Company in such a transaction must be on terms and under circumstances that are substantially the same or as favorable as those prevailing at the time for comparable business dealings with unaffiliated third parties. Related parties of the Company must fully disclose to the Board of Directors any personal interest they have in matters affecting the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers, Directors and other persons who own more than ten percent (10%) of the Company's Common Stock to file with the SEC reports of ownership and changes in ownership of the Company's Common Stock. Executive officers, Directors and any shareholders owning greater than ten percent (10%) of the Company's Common Stock are required by the SEC's regulations to furnish the Company with copies of all such reports that they file.

         Based solely on a review of copies of reports filed with the SEC since January 1, 2006 and of written representations by certain executive officers and Directors, all persons subject to the reporting requirements of Section 16(a) are believed by management to have filed the required reports on a timely basis except as follows: Mr. Blum failed to timely file one Form 4 to report the disposition of shares from his IRA.

                                   PROPOSAL 2

                         RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

         Shareholders are asked to consider and ratify the appointment of Shatswell, MacLeod & Company, P.C. ("Shatswell") as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2007. If shareholders do not ratify the appointment of Shatswell, the Audit Committee will consider the vote of shareholders in selecting the independent auditors in the future. Shatswell has served as the independent auditors for the Company for the fiscal year ended December 31, 2006. A Representative of Shatswell is expected to attend the Annual Meeting, and he or she will be provided an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

1.       Audit Fees
         ----------

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the last two (2) fiscal years and the reviews of the financial statements included in the Company's Form 10-Q for the quarters of the fiscal years ended December 31, 2006 and December 31, 2005 were $116,937 and $115,145, respectively.

2.       Audit-Related Fees
         ------------------

         The aggregate fees billed for services rendered in each of the last two
(2) years for assurance and related services by Shatswell that are reasonably related to regulatory audit requirements of the Trust Department were $6,000 for the fiscal year ended December 31, 2006 and $5,925 for the fiscal year ended December 31, 2005.

3.       Tax Fees
         --------

         The aggregate fees billed in each of the last two (2) years for professional services rendered by Shatswell for tax preparation for the fiscal years ended December 31, 2006 and December 31, 2005 were $9,169 and $15,026, respectively.

4.       All Other Fees
         --------------

         There were no aggregate fees billed for services rendered by Shatswell, other than the services covered above, for the fiscal years ended December 31, 2006 and December 31, 2005.

Independence

         The Audit Committee of the Board of Directors of the Company has considered and determined that the provision of services rendered by Shatswell relating to matters 2 through 4 above is compatible with maintaining the independence of such auditors.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors, other than those listed under the de minimus exception. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to a particular service or category of services, and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expeditious delivery of services is necessary. The independent auditors and management are required to report to the full Audit

Committee regarding the extent of services provided by independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF PROPOSAL 2. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD. THE PROPOSAL TO RATIFY THE APPOINTMENT OF SHATSWELL, MACLEOD & COMPANY, P.C. WILL BE APPROVED IF THE AFFIRMATIVE VOTES CAST EXCEED THE VOTES CAST OPPOSING THE PROPOSAL.

                                   PROPOSAL 3

                                 OTHER BUSINESS

         The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is discussed in this Proxy Statement. In the event that any other business requiring a vote of the Shareholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment and the recommendations of a majority of the Board of Directors.

         You are encouraged to exercise your right to vote by marking the appropriate boxes and dating and signing the enclosed proxy card. The proxy card may be returned in the enclosed envelope, postage-prepaid if mailed in the United States. In the event that you are later able to attend the Annual Meeting, you may revoke your proxy and vote your shares in person. A prompt response will be helpful and your cooperation is appreciated.

         A copy of the 2006 Annual Report to Shareholders, which includes the consolidated financial statements of the Company for the year ended December 31, 2006, is being mailed with this proxy statement to all shareholders entitled to vote at the Annual Meeting on or about April 16, 2007.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

         Any proposal that a Company shareholder wishes to have included in the Company's Proxy Statement and form of Proxy relating to the Company's 2008 Annual Meeting of Shareholders under Rule 14a-8 of the SEC must be received by the Company's Secretary at 5 Bissell Street, Lakeville, CT 06039 by December 10, 2007. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and form of Proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. In addition, under the Company's Bylaws, shareholders who wish to nominate a director or bring other business before an annual meeting must comply with the following:

         o You must be a shareholder of record and must have given notice in writing to the Secretary of the Company (a) not less than twenty
            (20) days nor more than one hundred thirty (130) days prior to the meeting with respect to matters other than the nomination of directors and (b) not less than thirty (30) days nor more than fifty
            (50) days prior to the meeting with respect to the nomination of directors.

         o Your notice must contain specific information required in the Company's Bylaws.

                                              SHAREHOLDER INFORMATION

         The Company's Annual Report on Form 10-K for the year ended December 31, 2006 is filed with the SEC and may be obtained without charge by any shareholder upon written request to:

          John F. Foley, Chief Financial Officer, Treasurer & Secretary
                             Salisbury Bancorp, Inc.
                            P. O. Box 1868 Lakeville,
                             Connecticut 06039-1868

         The Company's 2006 Annual Report accompanies this document and is not incorporated by reference.

                                              By Order of the Board of Directors

                                              /s/ John F. Foley
                                              ----------------------------------
                                              John F. Foley
                                              Secretary

Lakeville, Connecticut
April 16, 2007

Appendix A
                                                                   July 31, 2006

                             SALISBURY BANCORP, INC.

                             AUDIT COMMITTEE CHARTER
                             -----------------------

Organization

There shall be a committee of the Board of Directors of Salisbury Bancorp, Inc. (the "Corporation") to be known as the Audit Committee. Such Committee shall serve as the Audit Committee for the Corporation and its subsidiaries. The Audit Committee shall be composed of at least three (3) directors.

All Audit Committee members shall be "independent directors" within the meaning of Section 121A of the American Stock Exchange Company Guide ("Amex Rules") and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including but not limited to that no member of the Audit Committee may, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or any of its subsidiaries or be an "affiliated person" of the Corporation or any of its subsidiaries.

All members of the Audit Committee shall at the time of their appointment be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall be "financially sophisticated," that is, have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

In addition, at least one member of the Audit Committee may be an "Audit Committee Financial Expert" as defined in Item 401(h)(2) of Regulation S-K under the rules and regulations of the Securities and Exchange Commission to mean a person who has the following attributes acquired in the manner specified in Item 401(h)(3): (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. In compliance with Item 401(h)(1), the Corporation will disclose whether it has any Audit Committee Financial Experts, and if so, the names(s) of such person(s) and whether they are independent under the AMEX standard for audit committee independence. If at least one member is not an Audit Committee Financial Expert, the Corporation will disclose why it does not consider it necessary to have an Audit Committee Financial Expert.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

The Audit Committee in its capacity as a committee of the Board of Directors shall be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such accounting firm shall report directly to the Audit Committee.

The Audit Committee is responsible for ensuring its receipt from the outside auditor a formal written statement detailing all relationships between the auditor and the Corporation and its subsidiaries and affiliates consistent with Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees (January 1999).

The Audit Committee shall be responsible for actively engaging in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking or recommending that the full board take appropriate action to oversee the independence of the outside auditor.

The Audit Committee shall meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

The Audit Committee shall review with the independent auditors, the Corporation's internal auditor(s), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review company policy statements to determine their adherence to the code of conduct.

The Audit Committee shall review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

The Audit Committee shall review  summaries of findings from completed  internal
audits  and  progress  reports  on  the  proposed   internal  audit  plan,  with
explanations for any deviations from the original plan.

The Audit Committee shall review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

The Audit Committee shall review and discuss with management and the independent auditors any changes in accounting principles.

The Audit Committee shall provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

All auditing services and non-audit services, other than those which are subject to the de minimus exception of the applicable rules of the Securities and Exchange Commission (the "Commission"), which an auditor provides to the Corporation shall be authorized and pre-approved in advance by the Audit Committee. The Audit Committee must document all non-audit services performed by the auditor which the Audit Committee pre-approves. The Audit Committee may delegate to one or more of its members the authority to grant such required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity requiring pre-approval shall be presented to the full Audit Committee at each of its meetings.

The Audit Committee shall review human resources and succession planning within the accounting, financial reporting and audit functions of the Corporation.

The Audit Committee shall submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

The Audit Committee shall investigate any matter brought to its attention within the scope of its duties, with the power to engage independent counsel and other advisors as it determines necessary to carry out is duties.

The Audit Committee shall determine the appropriate funding to be provided by the Corporation for payment of compensation to the registered public accounting firm employed by the Corporation for purposes of rendering an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall have the authority and funding to engage independent counsel and any other advisors as the Audit Committee may determine to be necessary to carry out its duties and responsibilities.

The Audit Committee shall receive, and act upon as appropriate, the disclosures made by the Chief Executive Officer and the Chief Financial Officer concerning internal controls and fraud required by Rule 13a-14 of the 1934 Act.

Reports of the Audit Committee

The Audit Committee shall prepare a report suitable for appropriate disclosure as may be required in the Corporation's annual meeting proxy statement concerning the Audit Committee's review of the Corporation's financial statements and disclosing whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's annual report and addressing such other issues as may be required by the Amex Rules or the 1934 Act, or the regulations of the Commission promulgated pursuant thereto including Item 7(d)(3) of Regulation 14A of the Commission.

In addition, the Audit Committee shall report to the Board of Directors which will make appropriate disclosures regarding whether each member of the Audit Committee is an "independent director", whether each member is "financially sophisticated" and whether any member is an "Audit Committee Financial Expert" under Item 401(h) of Regulation S-K of the Commission.

Annual Review and Appropriate Disclosure by the Board of Directors of the Charter of the Audit Committee

The Board of Directors will review the charter of the Audit Committee on an annual basis and will cause the Corporation to make appropriate disclosure of and regarding same in accordance with applicable law.

Whistle-blower Procedures

The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and the confidential anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

[X] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS EXAMPLE       SALISBURY BANCORP, INC.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF SALISBURY BANCORP, INC.

     The undersigned holder(s) of the Common Stock of Salisbury Bancorp, Inc. (the "Company") do hereby nominate, constitute and appoint Nancy F. Humphreys and Holly J. Nelson jointly and severally, proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of the Company, standing in our name on its books on March 23, 2007 at the Annual Meeting of its Shareholders to be held at the Interlaken Inn, 74 Interlaken Road, Lakeville, Connecticut on Wednesday, May 16, 2007 at 4:00 p.m. or at any adjournment thereof with all the power the undersigned would possess if personally present, as follows:


                                                                  With-  For All
                                                           For    hold   Except*
(1)  ELECT THE FOLLOWING  PERSONS  (Louis E. Allyn,  II,   [_]    [_]      [_]
     Robert S. Drucker, and Michael A. Varet, for three (3) year terms) TO SERVE AS DIRECTORS OF THE COMPANY WHO ALONG WITH SIX DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THIS MEETING SHALL CONSTITUTE THE FULL BOARD OF DIRECTORS OF THE COMPANY.

*INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except"and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

                                                           For  Against  Abstain
(2)  RATIFICATION  OF  THE  APPOINTMENT OF  INDEPENDENT    [_]    [_]      [_]
     AUDITORS:  Proposal to ratify the  appointment  of
     the   independent   public   accounting   firm  of
     Shatswell,   MacLeod  &  Company,   P.C.   as  the
     independent auditors of the Company for the fiscal year ending December 31, 2007.

(3) OTHER BUSINESS: To conduct whatever other business may properly be brought before the meeting or any adjournment thereof. Management at present knows of no other business to be presented by or on behalf of the Company or its Management at the meeting. In the event that any other business requiring a vote of the Shareholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment and the recommendations of a majority of the Board of Directors.

PLEASE CHECK BOX IF YOU PLAN TO                                            [_]
ATTEND THE MEETING.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above--------

--------------------------------------------------------------------------------
  Detach above card, date, sign and mail in postage-prepaid envelope provided.

                             SALISBURY BANCORP, INC.
--------------------------------------------------------------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS (1) AND (2).

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) AND
(2).

     All  joint  owners  must  sign.   When   signing  as  attorney,   executor,
administrator, trustee or guardian, please give full title. If more than one trustee, all must sign.

     THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE TO THE COMPANY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON SHOULD YOU ATTEND THE ANNUAL MEETING.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE &MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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